EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002

I, Donal R. Myrick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Spectrum Sciences & Software Holdings Corp. on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results, of operations of Spectrum Sciences & Software Holdings Corp.


                                                  /s/ Donal R. Myrick
                                                  -----------------------------
                                                  Name:  Donal R. Myrick
                                                  Title  Chief Executive Officer
                                                  Dated: December 3, 2003